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                                 EXHIBIT 10.1

                                FIRST AMENDMENT
                          TO THE AMENDED AND RESTATED
                      1985 COMMERCE NATIONAL CORPORATION
                             DIRECTORS' STOCK PLAN

                               October 20, 1997

         Pursuant to Article VI of the AMENDED AND RESTATED 1985 COMMERCE NATIONAL CORPORATION DIRECTORS' STOCK PLAN adopted by the board of directors of Commerce National Corporation on January 18, 1988 (the "Plan"), the Plan is hereby amended as follows:

       FIRST, Section 4.3(a) of the Plan shall be amended by replacing the date "December 31, 1997" with the date "February 1, 1998" in the first sentence of that Section.

       SECOND, a new Section 4.3(c) shall be added which shall read as follows:

                  (c) Payment for the exercise of the Options granted hereunder shall be made either in cash or, at the discretion of the Optionee, with existing stock of the Company owned by Optionee, provided, however, that any exercise using Company stock as payment for exercise of an Option shall be limited so that an Optionee may exercise an Option to purchase one share of stock using Company stock owned by him for each Option to purchase one share of stock exercised by him using cash. If a portion of the payment is to be made in stock of the Company, the value of such stock shall be the fair market value of such stock, as determined in the reasonable discretion of the Board of Directors of the Company, as of the date of receipt by the Company of the notice of intent to exercise the Option required under Section 4.3(b) hereof. If an Optionee desires to use existing stock of the Company to pay for the exercise of an Option, the Optionee shall deliver with the notice of intent to exercise the Option required under Section 4.3(b) a stock certificate or stock certificates, endorsed in blank, representing a sufficient number of shares to pay for the exercise of the Option. The Company shall return to the Optionee a stock certificate or stock certificates representing the appropriate number of shares after exercise of the Options as required under the Plan and the return of any excess shares represented by the stock certificate or stock certificates delivered to exercise such Option. To the extent an Optionee is unable to procure his original stock certificate, the Company may issue a stock certificate tendering the appropriate number of shares, taking into account the outstanding shares remaining extant under the original certificate.

       THIRD, this Amendment shall be effective as of the date first above written.

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       IN WITNESS WHEREOF, the Secretary of the Corporation hereby certifies that the foregoing Amendment was duly adopted by the Board of Directors of the Corporation on October 20, 1997.

                                        /s/ Alan M. Scarboro
                                        ----------------------------------------
                                        Alan M. Scarboro, Secretary of
                                        Commerce National Corporation

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                          ACKNOWLEDGMENT AND CONSENT

       By signing below, the undersigned, being the holder of an option granted pursuant to the Plan, hereby acknowledges that the undersigned has read the foregoing First Amendment to the Plan and consents to the amendment of the Plan as set forth therein. In addition, the undersigned agrees that the corresponding provision of the director's stock option agreement under which the undersigned was granted stock options shall hereby also be amended to extend the date by which the options may be exercised and to add the payment option as set forth in the foregoing First Amendment.

       Finally, by signing below, the undersigned acknowledges and agrees that the undersigned will pay all federal income and employment taxes resulting from the exercise of an option granted pursuant to the Plan and that the Company has waived the requirement under Section 4.3(b) of the Plan that each Optionee shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from the exercise, if any, based upon the undersigned's acknowledgment and agreement to pay all such taxes.

       Dated effective October 20, 1997.



                                        ----------------------------------------
                                        Signature of Optionee


                                        ----------------------------------------
                                        Printed Name of Optionee

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